UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2025 (March 10, 2025)

Brightwood Capital Corporation I

(Exact Name of Registrant as Specified in its Charter)

maryland	814-01563	88-1977273
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

810 Seventh Avenue, 26th Floor

New York, New York 10019

(Address of Principal Executive Offices, Zip Code)

(646) 957-9525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01. Entry into a Material Definitive Agreement.

Effective as of March 10, 2025, BCC SPV-2, LLC (“BCCI SPV”), a wholly owned subsidiary of Brightwood Capital Corporation I (the “Corporation”) entered into the First Amendment (the “Amendment”) to the Loan and Servicing Agreement, dated as of October 11, 2024, among BCCI SPV, as borrower, Brightwood SPV Advisors, LLC, as collateral manager, each of the lenders from time to time party thereto, Webster Bank, N.A., as collateral agent, administrative agent and sole lead arranger, U.S. National Bank Association, as document custodian, and U.S. Bank Trust Company, National Association, as custodian (the “LSA”).

The Amendment amends the LSA to (i) increase the aggregate commitment available under the LSA from $75,000,000 to $100,000,000, (ii) provide for a $10,000,000 swingline facility and (iii) reduce the interest rate from Term SOFR plus 2.50% per annum to Term SOFR plus 2.40% per annum. The scheduled maturity date under the LSA is October 11, 2030.

The description above is only a summary of the material provisions of the First Amendment and the LSA and is qualified in its entirety by reference to copies of the First Amendment and LSA, which are filed as Exhibits 10.1 and 10.2 to this current report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	First Amendment to Loan and Servicing Agreement, dated as of March 10, 2025, by and among BCCI SPV-2, LLC, as Borrower, Brightwood SPV Advisors, LLC, as Collateral Manager, Webster Bank, N.A., as Swing Lender, Webster Bank, N.A., as Agent and each of the other lenders party thereto.

10.2	Loan and Servicing Agreement, dated as of October 11, 2024, among BCCI SPV-2. LLC, as Borrower, Brightwood SPV Advisors, LLC, as Collateral Manager, each of the lenders from time to time party thereto, Webster Bank, N.A., as the Collateral Agent, Administrative Agent and Sole Lead Arranger, U.S. Bank National Association, as the Document Custodian and U.S. Bank Trust Company, National Association, as Custodian.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brightwood Capital Corporation I

Dated: March 14, 2025	By:	/s/ Martina A. Brosnahan, Esq.
	Name:	Martina A. Brosnahan, Esq.
	Title:	Secretary